UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

Commission File Number: 000-52490

Beyond Commerce, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	98-0512515
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3773 Howard Hughes Pkwy, Suite 500

Las Vegas, Nevada, 89169

(Address of principal executive offices, including zip code)

(702) 675-8022

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement

On October 25, 2021, Beyond Commerce, Inc., a Nevada corporation (the “Company”), entered into a Stock Purchase Agreement (the “SPA”) with one investor (the “Investor”) to purchase 10,000 shares of the Company’s Series C Convertible Preferred Stock, convertible into a total of 100,000,000 shares of the Company’s common stock, par value $0.01 (the “Shares”). The SPA contains standards representation, warranties and covenants made by each party in the SPA. The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02Unregistered Sales of Equity Securities.

The relevant information in Item 1.01 on this Current Report on Form 8-K, regarding the SPA, is incorporated herein by reference. The Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The Shares are exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction manner of the issuance, and number of securities issued. The Company did not undertake an offering or issuance in which it issued a high number of securities to a high number of persons. In addition, the Investor had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since he agreed to, and received, securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item. 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.:	Description:
10.1#	Form of Stock Purchase Agreement, dated October 25, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K

#Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of the Regulation S-K. The Company will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND COMMERCE, INC.

Date: October 29, 2021	By:	/s/ Geordan G. Pursglove
Geordan G. Pursglove
Chief Executive Officer, President and Director